Stralem Balanced Fund

                               Stralem Equity Fund


                        Supplement dated November 1, 2005
                     To the Prospectus dated April 30, 2005

Effective October 31, 2005, Stralem Balanced Fund and Stralem Equity Fund changed their fiscal year end from December 31 to October 31. The Funds believe that this change will enable shareholders to receive information concerning dividends on a more timely basis for tax planning and other purposes. In December, 2005, the Funds will report audited results for the ten month transitional financial period from January 1, 2005 to October 31, 2005. The Funds' fiscal quarters will end on the last day of January, April, July and October each year. Annual financial statements will be prepared for the new fiscal year ending October 31, 2006.